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                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                           Current Report Pursuant to Section 13 or 15(d) of
                                                  the Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported): December14, 2006

                                                    SunCom Wireless Holdings, Inc.
                                        (Exact name of registrant as specified in its charter)

                              Delaware                      1-15325                       23-2974475
                           (State or other               (Commission                   (I.R.S. Employer
                            jurisdiction of               File Number)                  Identification No.)
                            incorporation)


                                                           1100 Cassatt Road
                                                         Berwyn, Pennsylvania
                                                                 19312
                                     (Address Of Principal Executive Offices, Including Zip Code)

                                                            (610) 651-5900
                                         (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of
              Listing.

            On December 14, 2006, SunCom Wireless Holdings, Inc. (the "Company") received written notice from the New York Stock
Exchange (the "NYSE") that the NYSE intends to suspend the Company's common stock from trading  prior to market open on Tuesday,
December 19, 2006 as a result of the Company's failure to satisfy the NYSE's continued listing standards.  The NYSE also notified the Company that it intends to apply to the Securities and Exchange Commission to delist the Company's common stock pending completion of applicable procedures, including any appeal by the Company of the NYSE's decision.

            As previously disclosed, the Company had received notification from the NYSE on September 27, 2006, that the Company was not in compliance with the NYSE's continued listing standards for average market capitalization because SunCom's average market capitalization was less than $100 million over a consecutive 30 trading-day period.  The Company had previously submitted a business plan to address non-compliance with the NYSE's continuing listing standards.  After reviewing these materials, the NYSE decided to proceed with suspension of trading.

            In accordance with NYSE rules, the Company intends to appeal the NYSE's decision to pursue the delisting of the
Company's common stock by requesting a review of the decision by a committee of the board of directors of the NYSE.


Item 9.01.  Financial Statements and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Not applicable.

                  (d)      Exhibits:

                           99.1 Press Release, dated December 14, 2006.

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                                                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                          SUNCOM WIRELESS HOLDINGS, INC.



Date:  December 14, 2006                                  By: /s/ Eric Haskell
                                                          ------------------------------------------
                                                          Eric Haskell, Executive Vice President and
                                                          Chief Financial Officer


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                                                                                                                    EXHIBIT 99.1







December 14, 2006
                                                                                              MEDIA CONTACT: Rose B. Cummings, APR
                                                                                    Executive Director of Corporate Communications
                                                                                                                    (704) 858-5199
                                                                                                                  media@suncom.com


                                                                                            ANALYST CONTACT: Steven M. Somers, CFA
                                                                                          Executive Director of Investor Relations
                                                                                                           & Corporate Development
                                                                                                                    (610) 651-5900
                                                                                                                ssomers@suncom.com


For Immediate Release


                                       SunCom Wireless Intends to Appeal NYSE Delisting Decision


BERWYN, Pa., SunCom Wireless Holdings, Inc. ("SunCom") [NYSE:TPC] today said that it intends to appeal the New York Stock Exchange's
(NYSE) decision to suspend  SunCom's common stock prior to the opening of trading on December 19, 2006. The NYSE informed SunCom that it no longer meets the exchange's minimum market capitalization requirements. SunCom said that its stock will, for the time being, be traded over-the-counter commencing on December 19.

Michael E. Kalogris, Chairman and Chief Executive Officer of SunCom Wireless Holdings, said, "While we are disappointed in the
NYSE's decision, we intend to exercise our right to appeal. Importantly, we do not believe today's announcement will have any impact on the company's ability to pursue its business strategy or diminish the deep level of commitment our employees have to providing outstanding service to our more than 1 million wireless subscribers in the Southeastern portion of the United States,
Puerto Rico or the U.S. Virgin Islands."

Statements in this press release regarding SunCom Wireless's business that are not historical facts may be forward-looking statements. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from any such forward-looking statements are identified in Form 10-K for the year ended
December 31, 2005 and other documents SunCom Wireless files from time to time with the U.S. Securities and Exchange Commission.


About SunCom Wireless
------------------------
SunCom Wireless is a leader in offering digital wireless communications services to consumers in the Southeastern United States,
Puerto Rico and the U.S. Virgin Islands. With more than 1 million subscribers, SunCom is committed to being a different kind of wireless company focused on treating customers with respect, offering simple, straightforward plans and providing access to the largest GSM network and the latest technology choices. SunCom Wireless is a proud provider of Wireless AMBER Alerts.  For more information about SunCom products and services, visit www.suncom.com or call 877-CALL-SUN (1-877-225-5786).



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